Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Revenue
License and other revenues
Operating expenses
Personnel expenses	333,097	473,188
Consulting expenses	23,655	177,751
Research and development	108,858	322,317
Amortization	49,189
General and administrative	242,931	134,322
Total operating expenses	757,730	1,107,578
Loss from operations	(757,730)	(1,107,578)
Other income (expense)
Interest expense	(3,513)	614
Change in fair value liability of warrants	(75,100)
Total Other income (expense), net	(78,613)	614
Loss before provision for income taxes	(836,343)	(1,106,964)
Provision for income taxes	800	1,600
Net loss	$ (837,143)	$ (1,108,564)
Net loss per share - basic and diluted	$ (0.02)	$ (0.38)
Weighted average shares outstanding	47,431,096	2,919,452